EXHIBIT 10.4


                 NOTE SALE, RECOURSE AND REMARKETING AGREEMENT

        This Note Sale, Recourse and Remarketing Agreement (herein the "Agreement") is made and entered into this 6th day of August, 1996 by and between UNITED MORTGAGE TRUST, a Maryland real estate investment trust, ("UMT") and SOUTH CENTRAL MORTGAGE, INC., a Texas corporation ("SCM").

                                 WITNESSETH:

        WHEREAS, UMT may from time to time purchase real estate secured notes or similar instruments and mortgages or other similar security instruments collateral therefor (collectively "Notes") from or through SCM and/or its affiliates; and

        WHEREAS, SCM and/or its affiliates in their normal course of business may sell or broker Notes to UMT; and

        WHEREAS, UMT and SCM have agreed to enter into an agreement to provide for the guaranty by SCM of said Notes and for the remarketing of properties acquired by UMT by virtue of default, foreclosure or deed in lieu of foreclosure in respect to said Notes;

        NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein and other good and valuable consideration, and without which UMT would not be willing to purchase Notes from or through SCM or its affiliates, the receipt and adequacy of which consideration is hereby acknowledged, SCM and UMT, as parties to this Agreement, have agreed and do agree as follows:

        1. SCM represents and warrants that it and its affiliates have obtained all necessary licenses, permits, statutory or regulatory authorizations required to originate, acquire and sell Notes to UMT and to generally carry out their obligations in connection therewith and hereunder, and that they shall maintain such licenses, permits and authorizations as long as necessary to perform all obligations owing to UMT. SCM represents and warrants that all Notes acquired by UMT from or through SCM or its affiliates shall have been made pursuant to and consistent with applicable law and regulations in effect as of the date of each closing or closings, including, but not by way of limitation, usury limitations, the Trust in Lending Act of 1968, Real Estate Settlement Procedures Act, the Equal Credit Opportunity Act, the Depository Institutions Deregulation and Monetary Control Act of 1980, all amendments and regulations issued pursuant thereto and any and all applicable securities laws and regulations. Prior to sale of any such Note by or through SCM or any of its affiliates to UMT, SCM shall have disclosed to UMT all material information known to SCM and its affiliates regarding each such Note. The sale of each such Note to UMT shall constitute SCM's representation of its reasonable good faith belief in the truthfulness of all information supplied to UMT regarding such Note and that it complies with all requirements of this Agreement. SCM represents and warrants that at the time of the sale of any Note to UMT, neither SCM nor its affiliates will have in any way encumbered their interest therein, and UMT will acquire good and marketable title to each such Note. In the event of any fraudulent or otherwise tortious act committed by SCM or its affiliates, or should any Note purchased by UMT from or through SCM or its affiliates fail to comply with any of the foregoing requirements, SCM shall indemnify, defend and save UMT harmless from or against any action, suit, proceeding, cost, expense, loss, fine, penalty, obligation, damage and liability whatsoever, arising out of or related to any such breach or default, including reasonable attorney's fees actually incurred.



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        2. In the event that the obligor on any Note sold by or through SCM or any of its affiliates to UMT defaults in the making of any payment or other obligation thereon during the period ending one year after the acquisition of such Note by UMT, then SCM shall purchase or repurchase the Note from UMT or UMT's assignee at a price on the date of such purchase computed as the total unpaid principal balance due thereon, plus accrued interest to the date of the purchase, plus insurance premiums, taxes and any other amounts expended by UMT in the maintenance, protection or defense of its interest therein or in the real property, including reasonable attorneys' fees; provided, however, that SCM may satisfy its obligations under the foregoing purchase or repurchase requirement by either:

               (a) Assigning and transferring to UMT a replacement Note or Notes, provided: (i) the real property securing the replacement Note(s), the creditworthiness of the obligor on the replacement Note(s) and other general underwriting criteria are reasonably acceptable to UMT; and (ii) the value of the replacement Note(s) at the date of transfer to UMT shall be computed by UMT in accordance with its then applicable pricing schedule for acquisition of such Notes, giving due regard to principal balance, interest rate, term, amortization and other general factors used by UMT for acquisition of such Notes at such time; or

               (b) Funding by SCM, on a month to month basis, to UMT of all lost interest, tax and insurance escrow payments, as well as any costs incurred by UMT related to curing the default or obtaining title to and possession of the property securing the defaulted obligation, including by not limited to foreclosure, deed in lieu of foreclosure, bankruptcy claims or motions, evictions, maintaining and/or securing the property and remarketing costs less any additional down payments or settlements received by UMT.

        3. SCM agrees to assist UMT in collection of delinquent payments upon request by UMT for SCM's assistance. Further, SCM agrees to remarket any property acquired by UMT which served as security for Note(s) purchased by UMT from SCM or through SCM or its affiliates, after foreclosure, deed in lieu of foreclosure or similar process.

        4. Upon notification to SCM by UMT of UMT's title to and desire to remarket a property, SCM will immediately offer the property for sale at a price to be determined by UMT.

        5. SCM will assist UMT in managing, maintaining and protecting such foreclosed properties and otherwise preserving the property. Any costs associated with protecting and preserving the property will be borne by UMT, subject only to SCM's obligations under section 2(b) above. UMT shall have the right to approve all expenditures prior to SCM and UMT incurring same.

        6. UMT shall bear the costs of remarketing, specifically advertising and real estate sales commissions, subject only to SCM's obligations under section 2(b) above.

        7. SCM may be entitled to a remarketing real estate commission equal to the lesser of (i) 3% of the gross sales price of such property received by UMT or (ii) one-half of the normal and competitive rate customarily charged by unaffiliated parties rendering similar services, and such fees shall be paid only if SCM or its affiliates provide a substantial amount of services in the sales effort.


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        8.     Notice shall be at:

               For UMT:      United Mortgage Trust
                             1701 N. Greenville, Suite 403
                             Richardson, Texas 75081

               For SCM:      South Central Mortgage, Inc.
                             1701 N. Greenville, Suite 403
                             Richardson, Texas 75081

        9. This Agreement shall be construed and interpreted in accordance with the laws of the State of Texas.

        10. UMT and SCM agree that this Agreement evidences and sets forth their entire agreement with respect to their rights and obligations evidenced hereby, that they consent to all the terms and conditions thereof and no modifications hereof shall be binding unless set in writing and signed by all parties; provided, however, that UMT shall have such additional rights, and SCM and its affiliates such additional obligations, as may be provided in closing documents providing for the assignment of Notes by SCM to UMT.

        11. SCM agrees that it shall look solely to the assets of UMT for satisfaction of all claims against UMT, and in no event shall any shareholder, trustee, officer or agent of UMT have any personal liability for the obligations of UMT under this Agreement.

        IN WITNESS WHEREOF, UMT and SCM have executed this Agreement below.

                                                   UNITED MORTGAGE TRUST



                                             By: /s/ CHRISTINE GRIFFIN
                                                 ------------------------------
                                                 Christine Griffin, President


                                                   SOUTH CENTRAL MORTGAGE, INC.



                                             By: /s/ TODD ETTER
                                                 ------------------------------
                                                 Todd Etter, President


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